BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund” or “Health Sciences Opportunities”)

Supplement dated April 6, 2017 to the

Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The third paragraph is deleted in its entirety and replaced with the following:

Erin Xie, PhD, is the portfolio manager and is primarily responsible for the day-to-day management of Health Sciences Opportunities.

The table in the sub-section entitled “Other Funds and Accounts Managed—Health Sciences Opportunities” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Xie, PhD	4	2	1	0	0	1
	$2.33 Billion	$3.24 Billion	$923.4 Million	$0	$0	$923.4 Million

The information relating to Health Sciences Opportunities in the table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Erin Xie, PhD	Health Sciences Opportunities	Over $1 Million

*     *     *

Shareholders should retain this Supplement for future reference.

SAI-HSO-0417SUP